Exhibit 32.2

Certification by Robert E. Drury Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2004 (the “Report”) by eMerge Interactive, Inc. (“Registrant”), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ ROBERT E. DRURY
Robert E. Drury
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)
March 24, 2005